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                                                           EXHIBIT NO. EX-99(j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 18, 2003 relating to the financial statements and financial highlights, which appears in the October 31, 2003 Annual Reports to the Shareholders of Gartmore Mutual Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the caption "Auditors" in such Registration Statement.

Philadelphia, PA
May 12, 2004